UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2024
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Acutus Medical, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (442) 232-6080
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC
(Nasdaq Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.    Termination of a Material Definitive Agreement.

As previously reported, on July 2, 2019, Acutus Medical, Inc. (the “Company”) entered into the License and Distribution Agreement with Biotronik SE & Co. KG (“Biotronik”) and VascoMed GmbH (the “LDA”), pursuant to which the Company acquired certain assets and licensing rights (including distribution rights) related to certain products, including the AcQBlate Force Ablation Catheters. Further description of the LDA is included in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2020 (the “S-1”), which description is incorporated by reference herein. The foregoing description of the LDA is not complete and is qualified in its entirety by the LDA, a copy of which is filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 24, 2023 (the “10-K”).

Further, as previously reported, on May 11, 2020, the Company entered into the Global Alliance for Acutus Product Distribution Agreement (as amended by the 1st Amendment to the Global Alliance for Acutus Product Distribution Agreement, dated June 9, 2021 and the 2nd Amendment to the Global Alliance for Acutus Product Distribution Agreement, dated April 25, 2022) and the Global Alliance for Biotronik Product Distribution Agreement (collectively, the “Bi-Lateral Distribution Agreements”), in each case with Biotronik. Further descriptions of the Bi-Lateral Distribution Agreements are included in the Company’s S-1, which descriptions are incorporated by reference herein. The foregoing descriptions of the Bi-Lateral Distribution Agreements are not complete and are qualified in their entirety by the Bi-Lateral Distribution Agreements, copies of which are filed as Exhibits 10.5 and 10.6 to the Company’s 10-K.

On February 2, 2024, Biotronik sent a Notice of Rescission and Termination (the “Notice”) to the Company. The Notice provides that Biotronik rescinds and terminates the Bi-Lateral Distribution Agreements, effective immediately, based on the Company’s alleged repudiation of its contractual obligations under the Bi-Lateral Distribution Agreements, and alleges damages in an amount to be quantified by Biotronik. Biotronik has separately alleged that the Company breached its contractual obligations to Biotronik under the LDA as a result of the wind down of its mapping and ablation businesses and alleges further damages.

The Company disagrees with Biotronik’s allegations. The Company intends to defend itself vigorously should that be necessary and will pursue all legal remedies available under applicable laws.s.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: February 8, 2024	By:	/s/ Takeo Mukai
Takeo Mukai, Chief Executive Officer & Chief Financial Officer

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